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                                                               EXHIBIT 10.14.2

                              AMENDMENT #2 TO LEASE
                                 (100 MINUTEMAN)


1.       PARTIES.

         This Amendment, dated as of August 19, 1996, is between 100 Minuteman Limited Partnership ("Landlord") and PictureTel Corporation ("Tenant").

2.       RECITALS.

         2.1. Landlord and Tenant have entered into a Lease, dated October 10, 1995, for improved property located at 100 Minuteman Drive, Andover, MA. This Lease, together with all amendments thereto, collectively is called the "Lease." Unless otherwise defined, terms used herein have the same meanings as those used in the Lease.

         2.2 Landlord and Tenant wish to amend the Lease. To accomplish this, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree and the Lease is amended as follows:

3.       AMENDMENTS.

         3.1      Section 10(c) of the Lease is deleted.

         3.2 In Section 17(c) of the Lease, the phrase "MUTATIS MUTANDIS," is added after the phrase "Section 16.1," in the sixth line thereof, and in the last sentence thereof, the phrase ", Taxes and Operating Costs" is deleted.

         3.3 In Section 24.1, the phrase "tenancy at sufferance" is substituted for the phrase "tenancy at will" in the eighth line from the end of that Section.

         3.4 Exhibit "L" to the Lease, which is a copy of a $10 Million Promissory Note, dated July 10, 1996, executed by Landlord in favor of Tenant and attached to Amendment #1 to Lease (the "Existing Note"), is deleted and is replaced by Exhibit "L" attached hereto and incorporated herein by this reference. The original of the Existing Note, which Landlord executed and delivered to Tenant pursuant to the provisions of the Lease, is hereby deemed amended to conform to Exhibit "L" hereto. Landlord will execute and deliver to Tenant a new $9.5 Million Promissory Note on the terms of Exhibit "L" hereto (the "New Note"), and upon such delivery Tenant will surrender the original of the Existing Note to Landlord and the Existing Note will be deemed cancelled and terminated.

         3.5 In Section 3 of Addendum #3 to the Lease, the phrase "any of Landlord's" is substituted for the phrase "Landlord or any of its" in the fifth and sixth lines thereof.

         3.6 In Addendum #3 to the Lease, the phrase "and still is in full force and effect" is added after the words "validly elected" in the second line of Section 4(c) and the fifth line of Section 5(a).

         3.7 In Section 1(b)(iii) of Addendum #5 to the Lease, the word "this" is added before the word "Addendum" in the second line thereof.

         3.8 In Section 1(b) on Page 2 of Addendum #5 to the Lease, "(b)" is changed to "(c)" at the beginning of the paragraph, and the phrase "the exercise of its rights hereunder or" in the eighth and ninth lines thereof is deleted.

         3.9 In Section 5(a) of Addendum #5 to the Lease, the phrase "the exercise of Tenant's rights hereunder or" is deleted.

         3.10 In Section 5(b) of Addendum #5 to the Lease, the phrase "and is still in full force and effect" is added after the word "elected" in the second line thereof.


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         3.11     In Section 7 of Addendum #5 to the Lease, the phrase "or the
Lease expires or terminates" is added after the phrase "rest of the Lease" in the second line thereof, and at the end of that Section the phrase "or from the date that Tenant validly elects the No-sale Election until the end of the 18th Lease Year." is substituted for the phrase "or if Tenant has validly elected the No-sale Election."





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4.       NO OTHER CHANGES.

         Except as set forth above, the Lease remains unchanged and in full force and effect.

         IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Amendment as of the date in Article 1 above.


100 MINUTEMAN LIMITED PARTNERSHIP           PICTURETEL CORPORATION

By:  Niuna-Minuteman, Inc., its general partner       By:
                                                           Name:
                                                           Title:
     By:                                                   Authorized Signature
         --------------------------------------
         John Kusmiersky, President


                                                      By:
                                                           Name:
                                                           Title:
                                                           Authorized Signature








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